UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2015

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 300, Newark, California 94560
(Address of principal executive offices) (Zip Code)

(510) 744-8000
(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On September 15, 2015, Depomed, Inc. (“Depomed”) sent a letter to Horizon Pharma plc (“Horizon”) indicating that the record date in connection with Horizon’s request to determine shareholders entitled to request a special shareholders meeting to vote on the proposal contained in Horizon’s August 19, 2015 record date request will be Friday, November 13, 2015.  A copy of Depomed’s September 15, 2015 correspondence is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

Important Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities.  Depomed has filed a solicitation/recommendation statement on Schedule 14D-9 with the U.S. Securities and Exchange Commission (the “SEC”) with respect to Horizon Pharma plc’s unsolicited exchange offer.  In addition, Depomed filed a preliminary revocation statement with the SEC on September 14, 2015 (the “Preliminary Revocation Statement”), and intends to file a definitive revocation statement in connection with the solicitations by Horizon Pharma plc seeking to call two special meetings of Depomed shareholders (the “Horizon Special Meeting Solicitations”).  Depomed will furnish any definitive revocation statement to its shareholders, together with GREEN and GOLD revocation cards when they become available.  INVESTORS AND SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THESE AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS AND SUPPLEMENTS) FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These documents, including any solicitation statement (and amendments or supplements thereto) and other documents filed by Depomed with the SEC, will be available for no charge at the SEC’s website at http://www.sec.gov and at the investor relations section of Depomed’s website at http://www.depomed.com.  Copies may also be obtained by contacting Depomed’s Investor Relations by mail at 7999 Gateway Blvd., Suite 300, Newark, CA 94560 or by telephone at 510-744-8000.

Certain Information Regarding Participants

Depomed, its directors and certain of its executive officers may be deemed to be participants in the solicitation of revocations in connection with the Horizon Special Meeting Solicitations.  Information regarding the names of Depomed’s directors and executive officers and their respective interests in Depomed by security holdings or otherwise is set forth in Depomed’s Preliminary Revocation Statement.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                      Exhibits.

The following exhibit is filed as part of this Report.

Exhibit Number	Description
99.1	Letter from Depomed to Horizon, dated September 15, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.
Date: September 15, 2015
/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

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